                                                                   Exhibit 10.21


                               A G R E E M E N T
                               -----------------


                              entered into between

                            CARSON PRODUCTS COMPANY
                            -----------------------
                             (formerly AMINCO INC)

            (a company incorporated in the United States of America
           having its registered address at Corporation Trust Centre,
                   1209 Orange Street, Wilmington, DE 19801)
                                      and

               CARSON PRODUCTS COMPANY S.A. (PROPRIETARY) LIMITED
               --------------------------------------------------
           the name of which is in the process of being converted to
                     CARSON PRODUCTS (PROPRIETARY) LIMITED

                         (Registration No. 93/02698/07)
WHEREBY IT IS AGREED AS FOLLOWS:
-------------------------------

1.   INTERPRETATION AND PRELIMINARY
     ------------------------------
     Unless a contrary intention clearly appears -

     1.1.    words importing -

             1.1.1.    any one gender include the other two genders;

             1.1.2.    the singular include the plural and vice versa; and
                                                           ----------

             1.1.3. natural persons include created entities (corporate or unincorporate) and the state and vice versa;
                                                        ----------

     1.2. the following terms shall have the meanings assigned to them hereunder and cognate expressions shall have corresponding meanings, namely -

             1.2.1.  "commencement date"  means 1 April 1996;

             1.2.2.  "the distributor"    means CARSON PRODUCTS COMPANY S.A.
                                              (PROPRIETARY) LIMITED;
             1.2.3.  "the products"       means the range of products listed in
                                          Annexure A hereto together with such
                                          other products as may be added to that
                                          annexure by written agreement between
                                          the parties;

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                                                                      Page - 2 -


 1.2.4.         "CARSON"                 means CARSON
                                         PRODUCTS COMPANY

 1.2.5.         "the territory"          means the continent of Africa including
                                         Camores, Seychelles, Reunion,
                                         Madagascar and Mauritius.
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                                                                      Page - 3 -

2.   APPOINTMENT OF THE DISTRIBUTOR
     ------------------------------

     2.1. CARSON appoints the distributor with effect from the commencement date as its sole and exclusive distributor to sell and distribute the products in the territory. The distributor accepts the appointment.

     2.2.  For so long as this agreement shall endure, CARSON shall not:-

             2.2.1. otherwise than as contemplated in this clause 2, itself sell and/or distribute the products in the territory;

             2.2.2. grant any person the right to sell or otherwise deal in the products in the territory.

     2.3. The distributor may, in those instances in which it does not itself wish to directly sell or distribute the products in any part of the territory or is not in a position (by reason of insufficient manufacturing capacity, distribution channels or otherwise) to sell or distribute the products in the territory, request CARSON, on receipt of confirmation from the distributor that the full invoiced value for the products to be supplied by CARSON as herein contemplated has been received by the distributor, on a "best efforts basis" to supply the relevant customer with the products. On delivery of the products by CARSON to the customer as herein contemplated, the distributor shall pay to CARSON an amount equal to 75% (seventy five per cent) of the invoiced value of the products (excluding any taxes and delivery costs) supplied by CARSON to a customer. The balance of the invoiced amount (excluding any taxes and delivery costs) received by the distributor from the relevant customer shall be retained by the distributor as a "merchanting fee".

     2.4. It is recorded that a significant, yet indeterminable, amount of CARSON's sales to the European market are re-directed and re-exported into the territory.

     2.5. CARSON is entitled to sell the products to customers outside the territory, even if such customers intend to export the products into the territory, but may

                                                                      Page - 4 -

           not actively solicit or otherwise provide such sales to third parties with the purpose of circumventing the exclusivity in clause 2.1.

     2.6. Notwithstanding anything to the contrary contained in this agreement, CARSON authorises the distributor to supply the European market on a "best endeavours" basis up to 20% (twenty per cent) of CARSON'S budgeted sales into Europe so as to compensate the distributor for the loss of market share within the territory occasioned by the re-direction of European sales into the territory.

     2.7. CARSON undertakes to take all steps reasonably and legally possible, including the institution of legal proceeds in any appeal, to protect the sole and exclusive rights granted hereunder to the distributor.

3.   DURATION
     --------

     This agreement shall commence on the commencement date and shall, unless terminated by the furnishing of not less than 12 (twelve) months prior written notice, endure indefinitely, provided that no such notice of termination may be furnished so as to terminate this agreement prior to the 5th (fifth) anniversary of the commencement date.

4.   EXPLOITATION OF THE PRODUCTS
     ----------------------------

     The distributor undertakes to use all reasonable endeavours to ensure that the products are properly promoted and exploited by it in the territory.

5.   RIGHT TO APPOINT SUB-DISTRIBUTORS
     ---------------------------------

     The distributor shall be entitled to appoint sub-distributors to sell or distribute the products in the territory.

6.   THE DISTRIBUTOR NOT AGENT OR PARTNER OF CARSON
     ----------------------------------------------

     Nothing in this agreement shall be construed as -

     6.1. constituting the distributor as agent of CARSON or granting any authority to the distributor to represent CARSON or to give any warranties or representations of whatsoever nature on behalf of CARSON;
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                                                                      Page - 5 -

     6.2.    constituting a partnership between the distributor and CARSON.

7.   CANCELLATION
     ------------
     The agreement may be cancelled -

     7.1. by either party in the event of the other party committing a breach of any of the terms of this agreement and failing to remedy such breach within a period of 21 (twenty one) days after receipt of written notice drawing attention to the breach;

     7.2. by CARSON if the distributor is at any time wound up or liquidated or placed in judicial management, whether final or provisional.

8.   MUTUAL CO-OPERATION
     -------------------
     The distributor and CARSON shall consult from time to time with regard to any assistance or advice which the distributor may require in connection with -

     8.1. the use, sale and commercial exploitation of the products in the territory;

     8.2.  the marketing of the products in the territory.

9.   GOVERNING LAW
     -------------

     This agreement shall be governed and interpreted by the substantive laws of the Republic of South Africa (and if the prescription laws of the Republic of South Africa are not considered to be substantive laws thereof, by the prescription laws as well), provided that if the major part of the agreement is to be performed outside South Africa, no laws of South Africa which promote competition in South Africa shall govern.

10.  DOMICILIUM CITANDI ET EXECUTANDI
     --------------------------------

     The parties choose as their domicilia citandi et executandi for all
                                 -------------------------------
     purposes under this agreement, whether in respect of court process, notices or other documents or communications of whatsoever nature, the following addresses:-

     10.1.   The distributor:

             Physical:    427 - 15th Road
                          RANDJESPARK
                          Midrand
             Postal:      Private Bag X103
                          HALFWAY HOUSE
                          1685

             Telefax:     (011) 314-4777

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                                                                      Page - 6 -

 10.2.       CARSON:

             Physical:    Corporation Trust Centre
                          1209 Orange Street
                          WILMINGTON, DE  19801

             Postal:      64 Ross Road
                          Savannah, 31405

             Telefax:     (091) 651-3424

 10.3. Any notice or communication required or permitted to be given in terms of this agreement shall be valid and effective only if in writing but it shall be competent to give notice by telefax.

11.  WHOLE AGREEMENT, NO AMENDMENT
     -----------------------------

     11.1. This agreement constitutes the whole agreement between the parties relating to the subject matter hereof.

     11.2. No amendment or consensual cancellation of this agreement or any provision or term thereof and no settlement of any disputes arising under this agreement and no extension of time, waiver or relaxation or suspension of or agreement not to enforce or to suspend or postpone the enforcement of any of the provisions or terms of this agreement shall be binding unless recorded in a written document signed by the parties.

     11.3. No party shall be bound by any express or implied term, representation, warranty, promise or the like not recorded herein, whether it induced the contract and/or whether it was negligent or not.

SIGNED by the parties and witnessed on the following dates and at the following places respectively:
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                                                                      Page - 7 -


DATE         PLACE               WITNESS           SIGNATURE
----         -----               -------           ---------

                                                  For:  CARSON PRODUCTS COMPANY

______       __________          1._______        ___________________
                                                  who warrants that he
                                 2.________       is duly authorised
                                                  hereto


                                                  For: CARSON PRODUCTS COMPANY
                                                  S.A. (PROPRIETARY) LIMITED

______       __________          1._______        ___________________
                                                  who warrants that he
                                 2.________       is duly authorised hereto
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                                                                      Page - 8 -

                           ANNEXURE A - THE PRODUCTS
                           -------------------------
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                                                                      Page - 9 -

                              MAINTENANCE PRODUCTS




  401  Dark & Lovely Corrective Leave-in Therapy                         250 ml   9.80

  402  Dark & Lovely Pro Therapy Protein Conditioner                     250 ml   9.80

  403  Dark & Lovely Rich & Natural Hair Dress Cond.                     125 gm   9.80

40306  Dark & Lovely Rich & Natural Hair Dress                           225 gm  13.00

  404  Dark & Lovely Conditioning Set and wrap Lotion                    250 ml   9.60

  405  Dark & Lovely Quick Freeze Super Shine Spritz                     250 ml   9.80

  407  Dark & Lovely Extra Light Hair Dress Cond.                        125 gm   9.30

  411  Dark & Lovely 3-N-1 Plus Detang/Cond. Shampoo                     250 ml   9.80

  413  Dark & Lovely Restore & Repair Moisturizing Hair Therapy (New)    125 gm   9.80

41308  Dark & Lovely Hair Repair Creme                                   225 gm  13.00

41408  Dark & Lovely Quick Styling Gel - Regular Hold                    250 gm  10.00

  416  Dark & Lovely Quick Styling Gel - Super Hold                      125 gm   8.00

  417  Dark & Lovely Cholesterol Plus Super Strengthening/Cond.          480 gm  14.00
       Treatment

  418  Dark & Lovely Oil Moisture & Shine Lotion                         250 ml  11.25

  419  Dark & Lovely Oil Moisturizer Spray                               250 ml  11.25

  491  Dark & Lovely Ultra Nourish Vitamin, Protein & Lanolin Therapy    200 gm  11.75

  492  Dark & Lovely Ultra Strengthener                                  200 gm  11.75

  493  Dark & Lovely Restorer Hot Oil Therapy                            250 ml  11.75

  498  Dark & Lovely Oil Sheen Spray                                     300 ml  16.00
  499  Dark & Lovely Holding Spray                                       300 ml  16.00

                                RELAXER PRODUCTS

420    Dark & Lovely Creme Relaxer - Regular                             KIT     30.55
422    Dark & Lovely Pure Creme Relaxer - Super                          KIT     30.55

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                                                                     Page - 10 -



                              CHILDREN'S PRODUCTS


424  Beautiful Beginnings Children's Relaxer                        KIT     29.55

451  Beautiful Beginnings Conditioning Shampoo Plus Detangler       250 ml   8.75

452  Beautiful Beginnings  Leave-in Conditioner Plus Detangler      250 ml   9.00

453  Beautiful Beginnings Natural Oil Moisturizer Plus Detangler    250 ml  10.75
454  Beautiful Beginnings Scalp Conditioner and Hair Dress          200 gm  11.75


                             PROFESSIONAL PRODUCTS


50201  Dark & Lovely Pro Therapy Protein Conditioner                500 ml      16.00

51101  Dark & Lovely 3-N-1 Detangling Conditioning Shampoo          500 ml      16.00

  524  Dark & Lovely No-Lye Relaxer Salon Pack                      KIT         96.00

  525  Beautiful Beginnings Salon Relaxer Kit                       KIT        110.00

  624  Dark & Lovely Economy Salon Pack                             KIT        196.00

40314  Dark & Lovely Rich & Natural Hairdress                       400 gm      19.00

41314  Dark & Lovely Hair Repair Creme                              400 gm      19.00

41418  Dark & Lovely Quick Styling Gel Regular                      450 gm      15.50

41616  Dark & Lovely Quick Styling Gel Super                        450 gm      15.50

40416  Dark & Lovely Conditioning Set and Wrap Lotion               500 ml      15.50

41816  Dark & Lovely Oil Moisturizer Lotion                         600 ml      18.50

41916  Dark & Lovely Oil Moisturizer Spray                          500 ml      16.50

41734  Dark & Lovely Cholesterol Treatment                          1 kg        26.00

52183  Dark & Lovely Neutralizing Shampoo                           2.5 litre   44.00

39316  Dark & Lovely Reviv Colors Dazz Auburn                       450 ml      36.00
39416  Dark & Lovely Reviv Colors Vibrant Plum                      450 ml      36.00

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                                                                     Page - 11 -



                                SHAVING PRODUCTS



11    Magic Shaving Powder (Depilatory)           125 gm  9.60
      Gold Label - Pleasant Smelling Formula

12    Magic Shaving Power (Depilatory)            125 gm  9.80
      Platinum Label - Skin Conditioning Formula

16    Magic Shaving Powder (Depilatory)           150 gm  9.60
      Red Label - Extra Strength
25    Magic Pre-Shave/After Shave Lotion          100 ml  8.00


                           HAIR CARE PRODUCTS FOR MEN

                          DARK & NATURAL HAIR COLOUR

   32  Dark & Natural - Natural Black                 1 Appl.   17.50

   33  Dark & Natural - Darkest Brown                 1 Appl.   17.50

       DARK & NATURAL TEXTURE ENHANCER

  541  Dark & Natural Texturizing Creme               450 gm    18.00

54167  Dark & Natural Texturizing Creme               2 Kg      86.00

  641  Dark & Natural Texturizing Creme               4.5 Kg   135.00

       DARK & NATURAL MAINTENANCE PRODUCTS

   41  Dark & Natural Moisturizing Shampoo            175 gm     9.80

   42  Dark & Natural Dry Hair & Scalp Conditioner    125 gm    10.75

   44  Dark & Natural Wave & Style Gel                175 gm    10.75

  429  Dark & Natural Texturizing Spray               250 ml    10.75

  430  Dark & Natural Texturizing Gel                 250 ml    10.75
  431  Dark & Natural Neutralizing Shampoo            500 ml    15.00

                             HAIR COLOUR FOR WOMEN

                    DARK & NATURAL PERMANENT HAIR COLOUR


371  Dark & Lovely Jet Black                                 1 Appl.  17.50

372  Dark & Lovely Natural Black - formerly Black            1 Appl.  17.50

373  Dark & Lovely Brown Sable - formerly Dark Brown         1 Appl.  17.50

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                                                                     Page - 12 -


374  Dark & Lovely Rich Auburn - formerly Auburn             1 Appl.  17.50

374  Dark & Lovely Sunset Auburn - formerly Bright Auburn    1 Appl.  17.50

376  Dark & Lovely Autumn Red - formerly Fiery Auburn        1 Appl.  17.50

377  Dark & Lovely Light Brown                               1 Appl.  17.50

378  Dark & Lovely Honey Blonde                              1 Appl.  17.50

379  Dark & Lovely Golden Bronze                             1 Appl.  17.50

380  Dark & Lovely Chestnut Blonde                           1 Appl.  17.50

381  Dark & Lovely Spicy Cinnamon                            1 Appl.  17.50

382  Dark & Lovely Midnight Blue                             1 Appl.  17.50

383  Dark & Lovely Black Ruby                                1 Appl.  17.50

384  Dark & Lovely Light Golden Blonde                       1 Appl.  17.50

     REVIVING COLORS SEMI-PERMANENT HAIR COLOUR

391  Radiant Black                                           1 Appl.  16.00

393  Spiced Auburn - formerly Dazzling Auburn                1 Appl.  16.00
394  Passion Plum - formerly Vibrant Plum                    1 Appl.  16.00